UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    FEBRUARY 23, 2005
------------------------------------------------------------------------



                    OIL-DRI CORPORATION OF AMERICA
------------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


         DELAWARE                    0-8675              36-2048898
---------------------------     ------------------     ----------------
     (State or other            (Commission File        (IRS Employer
     jurisdiction of                 Number)          Identification No.)
      incorporation)


     410 NORTH MICHIGAN AVENUE
             SUITE 400
         CHICAGO, ILLINOIS                                  60611-4213
-----------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (312) 321-1515
------------------------------------------------------------------------




------------------------------------------------------------------------
    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 23, 2005, Oil-Dri Corporation of America (the "Registrant") issued a press release announcing its results of operations for the second quarter and first six months of its fiscal year 2005. A copy of the press release is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information contained in this Form
8-K,  including  the  exhibit,  shall not be deemed  "filed"  for  purposes  of
Section 18 of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  None.

(b)  None.

(c)  Exhibits


Exhibit
NUMBER                      DESCRIPTION OF EXHIBITS
------     --------------------------------------------------------

   99.1    Press Release of Registrant dated February 23, 2005.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          OIL-DRI CORPORATION OF AMERICA



                          By: /S/  CHARLES P. BRISSMAN
                              --------------------------------
                              Charles P. Brissman
                              Vice President and General Counsel




Date: February 24, 2005

                                 EXHIBIT INDEX


Exhibit
NUMBER                      DESCRIPTION OF EXHIBITS
------     ------------------------------------------------------

   99.1    Press Release of Registrant dated February 23, 2005.

                                                              Exhibit 99.1

            RELEASE:Immediate                       CONTACT:  Ronda J. Williams
                                                              312-706-3232

            OIL-DRI REPORTS 24% EARNINGS INCREASE ON RECORD SECOND QUARTER Sales


             CHICAGO - February 23, 2005 - Oil-Dri Corporation of America (NYSE: ODC) today reported sales of $49,481,000 for the second quarter ended January 31, 2005, which are 4% greater than sales of $47,800,000 in the same quarter one year ago. Net income for the quarter was $2,146,000 or $0.36 per diluted share, compared to $1,728,000 or $0.29 per diluted share in the second quarter last fiscal year.

             Net sales for the first six-month period were $93,602,000, compared to sales of $94,092,000 in the same period one year ago. Net income for the six-month period was $3,426,000 or $0.57 per diluted share, compared to $3,446,000 or $0.59 per diluted share last fiscal year.

             SECOND QUARTER REVIEW
             "Second quarter results were solid and generally in line with our expectations for the quarter," said Dan Jaffee, President and Chief Executive Officer. "We are particularly pleased with the 24% quarterly earnings increase despite having spent $505,000 during the quarter in connection with our Sarbanes-Oxley section 404 readiness efforts. The strong results were driven by increased contribution from both the Specialty Products and Industrial and Automotive groups. The Crop Production and Horticultural Products Group remained behind last year but we are encouraged by quarterly improvements.

             "This quarter we received an unfavorable decision in our long-pending Reno litigation to recover the costs associated with our attempt to build a new plant in Washoe County, Nev. The decision had no material impact on the company, as we had written off those costs in 2002, and we are not appealing this decision."

             BUSINESS REVIEW
                  Sales for the CONSUMER PRODUCTS GROUP were up 3% for the quarter and flat for the six months. Canadian operations and the company's co-pack business strongly contributed to the quarter. Increased trade spending to market the Jonny Cat scoopable litters and the cost of new package design for Cat's Pride offset some of the quarter's sales growth.

                  The CROP PRODUCTION AND HORTICULTURAL PRODUCTS GROUP sales were down 8% for the quarter and 30% for the six months. Agsorb carrier sales, though still behind last year, picked up in the quarter.

                  The INDUSTRIAL AND AUTOMOTIVE PRODUCTS GROUP sales were up 10% for the quarter and up 7% for the six months. Sales were up for industrial floor absorbents in the quarter and synthetic absorbents remain strong throughout the first half. Freight surcharges were implemented in January to recoup increased transportation costs.

                  Sales for the SPECIALTY PRODUCTS GROUP continue to be strong with an 11% increase for the quarter and 14% for the six months. Significant growth in international sales of ConditionAde 200 HPC positively contributed to the group, along with strong sales of Pure-Flo and Ultra-Clear in the U.S.


             FINANCIAL HIGHLIGHTS
             On December 7, 2004, Oil-Dri's Board of Directors declared a regular quarterly cash dividend of $0.11 per share of Common Stock. The dividend will be payable on March 18, 2005 to stockholders of record at the close of business on February 11, 2005. At the January 31, 2005 closing price of $18.40 per share and assuming cash dividends continue at the same rate, the annual yield on Common Stock is 2.4%.

                                        - Continued-

             During the quarter the company repurchased 116,300 shares of Common Stock, at an average price of $17.79 per share.

             Cash, cash equivalents and short-term investments at January 31, 2005, totaled $20,071,000. Operating cash flow for the first six months was $5,417,000. Capital expenditures for the first six month period totaled $3,964,000, which is $142,000 more than the depreciation and amortization of $3,822,000.

             LOOKING FORWARD
             Jaffee commented, "As part of our strategy to focus on operational excellence, we recently announced that Brian Bancroft has joined the company as Vice President and Chief Procurement Officer. Bancroft will assess the purchasing needs of our business and identify how we can better interact with key suppliers. Ultimately, we hope to implement a purchasing process that brings best practices into the company and allows us to take advantage of our economies of scale.

             "Despite the fact that we are behind last year's earnings per share, we continue to remain confident we will deliver $1.20 - $1.30 earnings per share for fiscal year 2005."

                                            ###

             THE COMPANY WILL OFFER A LIVE WEB CAST OF THE SECOND QUARTER EARNINGS TELECONFERENCE ON THURSDAY, FEBRUARY 24, 2005 AT 10:00 A.M. CST. TO LISTEN TO THE CALL VIA THE WEB, PLEASE VISIT HTTP://WWW.STREETEVENTS.COM OR HTTP://WWW.OILDRI.COM. AN ARCHIVED RECORDING OF THE CALL AND WRITTEN TRANSCRIPTS OF ALL TELECONFERENCES ARE POSTED ON THE OIL-DRI WEB SITE.


===============================================================================


             OIL-DRI CORPORATION OF AMERICA IS THE WORLD'S LARGEST MANUFACTURER OF CAT LITTER AND A LEADING SUPPLIER OF SPECIALTY SORBENT PRODUCTS FOR INDUSTRIAL, AUTOMOTIVE, AGRICULTURAL, HORTICULTURAL AND SPECIALTY MARKETS.

             JONNY CAT, CAT'S PRIDE, AGSORB, PRO'S CHOICE, CONDITIONADE, ULTRA-CLEAR AND PURE-FLO ARE REGISTERED TRADEMARKS OF OIL-DRI CORPORATION OF AMERICA.

             THIS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY'S EXPECTED PERFORMANCE FOR FUTURE PERIODS, AND ACTUAL RESULTS FOR SUCH PERIODS MIGHT MATERIALLY DIFFER. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES WHICH INCLUDE, BUT ARE NOT LIMITED TO, INTENSE COMPETITION FROM MUCH LARGER ORGANIZATIONS IN THE CONSUMER MARKET; THE LEVEL OF SUCCESS IN IMPLEMENTATION OF PRICE INCREASES AND SURCHARGES; INCREASING ACCEPTANCE OF GENETICALLY MODIFIED AND TREATED SEED AND OTHER CHANGES IN OVERALL AGRICULTURAL DEMAND; INCREASING REGULATION OF THE FOOD CHAIN; CHANGES IN THE MARKET CONDITIONS, THE OVERALL ECONOMY, ENERGY PRICES, AND OTHER FACTORS DETAILED FROM TIME TO TIME IN THE COMPANY'S ANNUAL REPORT AND OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

O I L  -  D R I   C O R P O R A T I O N    O F    A M E R I C A

CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except for per share amounts)
(unaudited)

                                           SECOND QUARTER ENDED JANUARY 31,
                                      -----------------------------------------
                                         2005  % OF SALES     2004  % OF SALES
                                      -----------------------------------------
NET SALES                              $49,481   100.0%     $47,800    100.0%

COST OF SALES                           37,902    76.6%      36,507     76.4%
                                      -----------------------------------------
GROSS PROFIT                            11,579    23.4%      11,293     23.6%

LOSS ON IMPAIRED LONG-LIVED ASSETS        --       --          (464)    -1.0%

OPERATING EXPENSES                      (8,472)  -17.1%      (8,039)   -16.8%
                                      -----------------------------------------

OPERATING INCOME                         3,107     6.3%       2,790      5.8%
INTEREST EXPENSE                          (453)   -0.9%        (533)    -1.1%
OTHER INCOME                               258     0.5%         176      0.4%
                                      -----------------------------------------

INCOME BEFORE INCOME TAXES               2,912     5.9%       2,433      5.1%
INCOME TAXES                               766     1.5%         705      1.5%
                                      -----------------------------------------

NET INCOME                              $2,146     4.4%      $1,728      3.6%
                                      =========================================

NET INCOME PER SHARE:
              BASIC COMMON               $0.42                $0.34
              BASIC CLASS B COMMON       $0.31                $0.26
              DILUTED                    $0.36                $0.29

AVERAGE SHARES OUTSTANDING:

              BASIC COMMON               4,056                4,022
              BASIC CLASS B COMMON       1,451                1,425
              DILUTED                    5,993                6,000

                                            SIX MONTHS ENDED JANUARY 31,
                                      -----------------------------------------
                                         2005  % OF SALES     2004  % OF SALES
                                      -----------------------------------------
NET SALES                              $93,602   100.0%     $94,092    100.0%

COST OF SALES                           72,355    77.3%      71,921     76.4%
                                      -----------------------------------------
GROSS PROFIT                            21,247    22.7%      22,171     23.6%

LOSS ON IMPAIRED LONG-LIVED ASSETS        --       --          (464)    -0.5%
OPERATING EXPENSES                     (16,115)  -17.2%     (16,148)   -17.2%
                                      -----------------------------------------

OPERATING INCOME                         5,132     5.5%       5,559      5.9%
INTEREST EXPENSE                          (895)   -1.0%      (1,064)    -1.1%
OTHER INCOME                               393     0.4%         358      0.4%
                                      -----------------------------------------

INCOME BEFORE INCOME TAXES               4,630     4.9%       4,853      5.2%
INCOME TAXES                             1,204     1.3%       1,407      1.5%
                                      -----------------------------------------

NET INCOME                              $3,426     3.6%      $3,446      3.7%
                                      =========================================

NET INCOME PER SHARE:
              BASIC COMMON               $0.67                $0.68
              BASIC CLASS B COMMON       $0.50                $0.51
              DILUTED                    $0.57                $0.59

AVERAGE SHARES OUTSTANDING:
              BASIC COMMON               4,054                4,030
              BASIC CLASS B COMMON       1,451                1,424
              DILUTED                    5,972                5,873

O I L  -  D R I   C O R P O R A T I O N    O F    A M E R I C A

CONSOLIDATED BALANCE SHEETS
(in thousands, except for per share amounts)
(unaudited)

                                                            AS OF JANUARY 31,
                                                           -------------------
                                                              2005      2004
                                                           -------------------

CURRENT ASSETS
            CASH, CASH EQUIVALENTS AND INVESTMENTS          $20,071   $17,933
            ACCOUNTS RECEIVABLE, NET                         24,681    27,142
            INVENTORIES                                      13,082    12,361
            PREPAID EXPENSES                                  8,742     7,787
                                                           -------------------
                       TOTAL CURRENT ASSETS                  66,576    65,223
                                                           -------------------
PROPERTY, PLANT AND EQUIPMENT                                48,205    46,963
OTHER ASSETS                                                 12,348    14,856
                                                           -------------------
TOTAL ASSETS                                               $127,129  $127,042
                                                           ===================

CURRENT LIABILITIES
            CURRENT MATURITIES OF NOTES PAYABLE              $1,580    $4,000
            ACCOUNTS PAYABLE                                  5,195     5,264
            DIVIDENDS PAYABLE                                   568       512
            ACCRUED EXPENSES                                 15,644    15,029
                                                           -------------------
                       TOTAL CURRENT LIABILITIES             22,987    24,805
                                                           -------------------
LONG-TERM LIABILITIES
            NOTES PAYABLE                                    23,240    24,900
            OTHER NONCURRENT LIABILITIES                      6,663     5,679
                                                           -------------------
                       TOTAL LONG-TERM LIABILITIES           29,903    30,579
                                                           -------------------
STOCKHOLDERS' EQUITY                                         74,239    71,658
                                                           -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $127,129  $127,042
                                                           ===================


BOOK VALUE PER SHARE OUTSTANDING                             $13.49    $13.14

ADDITIONS TO AND ACQUISITIONS OF
   PROPERTY, PLANT AND EQUIPMENT         SECOND QUARTER      $2,216    $1,187
                                         YEAR TO DATE        $3,964    $2,227

DEPRECIATION AND AMORTIZATION CHARGES    SECOND QUARTER      $1,896    $2,042
                                         YEAR TO DATE        $3,822    $4,124
